EXHIBIT 1.1


                        [FORM OF UNDERWRITING AGREEMENT]



                        2,000,000 SHARES OF COMMON STOCK


                          BRUNSWICK TECHNOLOGIES, INC.

                             UNDERWRITING AGREEMENT


                                                        New York, New York
                                                        February ____, 1997



Josephthal Lyon & Ross Incorporated
Southwest Securities, Inc.
     (As Representatives of the
     several Underwriters named
     on Schedule A hereto)
200 Park Avenue - 24th Floor
New York, New York  10166

Ladies and Gentlemen:

         Brunswick Technologies, Inc., a Maine corporation (the "Company"), and North Atlantic Venture Fund, L.P. (the "Selling Stockholder"), hereby confirm their respective agreements with Josephthal Lyon & Ross Incorporated ("Josephthal"), Southwest Securities, Inc. ("Southwest"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any Underwriters substituted as hereinafter provided in
Section 13), for whom Josephthal and Southwest are acting as representatives (in such capacity, Josephthal and Southwest shall hereinafter be referred to as "Representatives"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 1,500,000 shares (the "Company Firm Shares"), of the Company's common stock, $0.0001 par value per share ("Common Stock"), and (ii) the sale by the Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 500,000 additional shares of the Common Stock (the "Selling Stockholder Firm Shares"), in the respective amounts set forth on Schedule A. The Company Firm


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Shares and the  Selling  Stockholder  Firm  Shares are  hereinafter  referred to sometimes as the "Firm Shares."

         Upon your request, as provided in Section 2(b) of this Agreement, the Selling Stockholder shall also sell to the Underwriters, acting severally and not jointly, up to an additional 300,000 Shares of Common Stock for the purpose of covering over-allotments, if any (the "Option Shares"). The Company also proposes to issue to and sell to Josephthal warrants (the "Representative's Warrants") pursuant to a Representative's Warrant Agreement in the form of
Exhibit 1 hereto (the "Representative's Warrant Agreement") for the purchase of an additional 125,000 shares of Common Stock at an exercise price equal to 120% of the price of the shares in the Offering (as defined below). Any shares of Common Stock issuable upon the exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Shares." The Firm Shares and the Option Shares are hereinafter sometimes referred to as the "Shares."

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement, and amendments thereto, on Form S-l (No. 333-10721), including any related preliminary prospectus ("Preliminary Prospectus"), and any registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "Act"), for the registration of the Firm Shares and the Option Shares under the Act, which registration statements and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Act. The Company will not file any amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement on Form S-1, as amended and on file with the Commission on the date hereof (including the prospectus, financial statements, schedules, exhibits, and all other documents filed as a part thereof or incorporated therein including without limitation those documents or information incorporated by reference therein, and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Regulations and any registration statements filed under Rule 462 under the Act with respect to the Firm Shares or the Option Shares) is hereinafter called the "Registration Statement," and the form of prospectus contained in the Registration Statement in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable. Each reference herein to the effective date or effective time of the Registration

         Statement shall be deemed to mean in each case each effective date or time of the Company's registration statement on Form S-1 (No. 333-10721) and any additional registration statements filed under Rule 462 under the Act with respect to the Firm Shares or the Option Shares.

                  (b) Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any of the Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or, to the best of the Company's knowledge, threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                  (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, each of the Registration Statement and the Prospectus will contain all statements that are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

                  (d)  The  Company  has  been  duly  organized  and is  validly existing as a corporation in good standing under the laws of the State of Maine. Except as set forth in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing, except for jurisdictions where the failure to so file would not have a Material Adverse Effect (as defined below) upon the Company. The Company has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including without limitation those having jurisdiction over environmental or similar matters) (collectively, "Permits"), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to obtain any such Permit would not have a Material Adverse Effect upon the Company; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect upon the Company. The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct and do not omit to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. As used herein, "Material Adverse Effect" means any effect on the Company that, individually or in the aggregate, materially and adversely affects the business condition (financial or otherwise), operations, results of operations, earnings, assets, position, prospects, properties or value of the Company.

                  (e) The Company has, as of the date specified therein, a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement, or other arrangement providing for it to issue any capital stock, warrants, options or other securities, or any rights with respect thereto, except for this Agreement, the Representative's Warrant Agreement and as described in the Prospectus. The Selling Stockholder Firm Shares and the Option Shares are duly authorized, validly issued, fully paid and non-assessable and conform to the description thereof in the Prospectus. The Company Firm Shares, the Representative's Warrants and the Representative's Shares and all other securities issued or issuable by the Company conform, or when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by or binding upon the Company. The Selling Stockholder Firm Shares and the Option Shares are duly authorized, validly issued, fully paid and non-assessable and conform to the description thereof in the Prospectus The Firm Shares, the Option Shares, the Representative's Warrants and the Representative's Shares are not and will not be subject to any preemptive or other similar rights of any stockholder or other person, have been duly authorized, and when issued, paid for, and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Firm Shares, the Option Shares, the Representative's Warrants and the
         Representative's Shares has been duly and validly taken; and the certificates representing the Firm Shares, the Representative's Warrants and the Representative's Shares are or will be in due and proper form. Upon the issuance and delivery of, and payment for, the Firm Shares, the Option Shares, the Representative's Warrants and the Representative's Shares, the Underwriters will acquire good and marketable title to such Firm Shares, Option Shares, Representative's Warrants, or Representative's Shares, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever other than such as may be created by the Underwriters and provided that the Underwriters purchase such shares in good faith and without notice of any adverse claim. The Company has the full power and authority to issue shares of Common Stock in payment of certain cash dividends payable to the holders of the Company's outstanding Series AA Convertible Preferred Stock, no par value, Series BB Convertible Preferred Stock, no par value, Series C Convertible Preferred Stock, no par value, and Series D Convertible Preferred Stock, no par value (collectively, the "Series Preferred Stock"), pursuant to the terms of such Series Preferred Stock, and upon such issuance the holders of the Series Preferred Stock will have no further rights to any dividends, declared or undeclared, with respect to any periods occurring prior to the Closing Date.

                  (f) The financial statements of the Company, including the related notes and schedules thereto, included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (A) present fairly the information shown therein, (B) have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Act and the Exchange Act,
         (C) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (D) have been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information and included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. Except as described in the Prospectus, there has been no adverse change or development involving a prospective material change in the business, condition (financial or otherwise), operations, results of operations, earnings, assets, position, prospects, properties or value of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, assets (both tangible and intangible), and business of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

                  (g) The Company (i) has paid all federal, state, local and foreign taxes that are due and payable, including, without limitation withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has duly filed all information returns it is required to file pursuant to the Code, (ii) has established adequate reserves for such taxes that are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed, or assessed against it which would have a Material Adverse Effect.

                  (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Firm Shares, the Option Shares, the Representative's Warrants or the Representative's Shares, (ii) the purchase by the Underwriters of the Firm Shares, the Option Shares, the Representative's Warrants or the Representative's Shares, (iii) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (iv) resales of the Firm Shares and Option Shares in connection with the distribution contemplated hereby.

                  (i) The Company maintains insurance policies, including without limitation general liability and property insurance, that insure the Company and its employees and agents against such losses and risks as are generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter including without limitation the Company's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) has no disputes or claims against any underwriters of such insurance policies or surety bonds and has not failed to pay any premiums due and payable thereunder, and (C) has not failed to comply with any condition contained in such insurance policies or surety bonds. There are no facts or circumstances under any such insurance policy or surety bond known to the Company that would relieve any insurer of its obligation to satisfy in full any otherwise valid claim of the Company.

                  (j)   There  is  no   action,   suit,   proceeding,   inquiry,
         arbitration, investigation, litigation or governmental proceeding (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the Company's knowledge, threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company that (i) questions the validity of the capital stock of the Company, this Agreement, the Representative's Warrant Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Representative's Warrant Agreement or the public offering of the Firm Shares and the Option Shares contemplated by this Agreement, (ii) is required to be disclosed in the Registration Statement that is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might have a Material Adverse Effect.

                  (k) The Company has full legal right,  power and  authority to
         (A) authorize, issue, deliver and sell the Firm Shares, the Option Shares, the Representative's Warrants and the Representative's Shares,
         (B) enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions contemplated hereby and thereby, and (C) issue shares of Common Stock to the holders of the Series Preferred Stock in payment of accrued cash dividends as described in the Prospectus; and this Agreement and the Representative's Warrant Agreement have been duly and properly authorized, executed and delivered by the Company. This Agreement and the Representative's Warrant Agreement constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except (i) as such enforceability may be limited or otherwise affected by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally, (ii) as such enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought. None of the Company's issue and sale of the Firm Shares, the Option Shares and the Representative's Warrants and, upon exercise of the Representative's Warrants, the Representative's Shares, execution or delivery of this Agreement and the Representative's Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, its issuance of shares of Common Stock to the holders of the Series Preferred Stock in payment of accrued cash dividends as described in the Prospectus, or the conduct of its business as described in the Registration Statement, the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with, or results or will result in any breach or violation of, any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect, or other restriction or equity of any kind whatsoever upon, properties or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the Restated Articles of Incorporation or Third Restated By-Laws of the Company, each as amended to date, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                  (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, or any other person or entity, is required for the issuance of the Firm Shares or the Option Shares pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrants and, upon the exercise thereof, the Representative's Shares, the performance of the Company's obligations under this Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby, including without limitation any waiver of any preemptive, first refusal, or other rights that any person or entity may have for the issue and/or sale of any of the Firm Shares or Option Shares, except such as have been or may be obtained under the Act (including the filing by the Company of a Form D under the Act with the Commission with respect to the issuance of the Representative's Warrants) or may be required under state securities or Blue Sky laws and the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Underwriters' purchase and distribution of the Firm Shares or Option Shares hereunder.

                  (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it is bound or to which any of its assets, properties, or business are subject, have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form S-1 under the Act, and there are no contracts or other documents that are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement that are not described or filed as required, and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies.

                  (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities (other than in the ordinary course of business, none of which are individually or in the aggregate, material) or material change in or affecting the business, condition (financial or otherwise), operations, results of operations, earnings, assets, prospects, position, properties or value of the Company.

                  (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets (tangible or intangible) of the Company is subject or affected, except for such defaults that would not individually or in the aggregate have a Material Adverse Effect.

                  (p)  The  Company  has   generally   enjoyed  a   satisfactory
         employer-employee relationship with its employees and is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment, and wages and hours. There are, to the Company's knowledge, no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is, to the Company's knowledge, no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. To the Company's knowledge, no grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists or, to the Company's knowledge, is imminent.

                  (q) Except as described in the Prospectus, or has otherwise been described in writing to the Representatives, the Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are deemed in Sections 3(2), 3(1), and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Except as described in the Prospectus, the Company does not maintain or contribute, (and has not previously maintained or contributed) to a "defined benefit plan," as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure, and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Except as has been described in writing to the Representatives, determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                  (r) None of the Company nor any of its employees, directors, stockholders, partners or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to, or that has constituted or might reasonably be expected to cause or result in (under the Exchange Act or otherwise), stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of the Shares or otherwise; and the Company shall not take, or permit any such person to take, any such action, provided, however, that no representation is given by the Company as to actions taken or that may be taken by the Underwriters.

                  (s) Except as disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names, copyrights, technology, and know-how, and none of the licenses or rights to the foregoing, presently owned or held by the Company or used in or necessary to the conduct of its business as now conducted or proposed to be conducted (all of the foregoing, collectively, "Intellectual Properties"), are in dispute or, to the best knowledge of the Company, are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use all Intellectual Properties free and clear of all liens, charges, claims (to the extent known to the Company), encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity, and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Properties with respect to the use thereof or in connection with the conduct of its business or otherwise.

                  (t) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all unpatented and/or unpatentable proprietary or confidential information, systems and procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information that are material to the development, manufacture, operation, and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim (to the extent known to the Company) of others, including without limitation former employers of its employees, former and current employers of each member of the Company's Board of Directors or members of the Company's Board of Directors. The Company is not aware of any development of similar or identical trade secrets or technical information by others.

                  (u) The  Company  has taken  reasonable  security  measures to
         protect  the  secrecy,   confidentiality   and  value  of  all  of  its
         Intellectual Properties.

                  (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than (i) those referred to in the Prospectus, (ii) liens for taxes not yet due and payable and (iii) those listed on copies of title policies relating to such property which have been delivered to the Representatives.

                  (w) KPMG Peat Marwick LLP, Coopers & Lybrand, L.L.P. and Ernst & Young LLP, whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

                  (x)   Except   as   described   in   the   Prospectus    under
         "Underwriting," there are no agreements, understandings, claims, payments, issuances, or other arrangements, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Firm Shares or the Option Shares, or any other agreements, understandings, claims, payments, issuances, or other arrangements with respect to the Company or any of its officers, directors, stockholders, partners, employees, or affiliates that may affect the Underwriters' compensation, as determined by the NASD. Except as has been previously disclosed to the Representatives and the NASD, no officer, director or stockholder of the Company is a member of the NASD, an affiliate of the NASD, a person associated with a member or an associated person of a member within the meaning of Rule 2710 of the NASD Conduct Rules.

                  (y) The Common Stock has been approved for listing on the NASDAQ National Market ("NNM").

                  (z) Neither the Company nor any of its officers, employees, or agents nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) that
         (a) might subject the Company or any other such person to any damage or penalty in any civil, criminal, or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, prospects or operations of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                  (aa) To the Company's knowledge, except as set forth in the Prospectus, no officer, director or principal stockholder of the Company, nor any "affiliate" or "associate" (as these terms are defined in Rule 405 of the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity that (A) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing or proposed agreements, arrangements, understandings or transactions between or among the Company and any officer, director or principal stockholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

                  (bb) The certificate delivered by the Company to the Underwriters pursuant to Section 8(i) herein shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (cc) Each of the  minute  books of the  Company  has been made available to the Underwriters and such books contain copies of all minutes of all meetings and actions of the directors, stockholders, finance committee, compensation committee and any other committee of the Board of Directors of the Company since the time of its incorporation, and reflects accurately in all material respects all transactions referred to in such minutes.

                  (dd) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have any right which has not been waived to include any securities issued by the Company in the Registration Statement or in any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

                  (ee) The Company has, prior to the effective date of the Registration Statement, purchased term key-man insurance on the lives of Martin Grimnes and William Dubay, in the amount of $1,000,000 each, of which the Company is the sole beneficiary.

                  (ff) The conversion of all outstanding shares of the Series Preferred Stock as set forth in the Prospectus will occur automatically upon the closing of the purchase of the Firm Shares and upon such closing, without any further action of the Company's Board of Directors or any shareholders of the Company, every one (1) share of Series Preferred Stock of the Company will simultaneously convert into one (1) validly issued, fully paid and nonassessable share of Common Stock.

                  (gg) The issuance of shares of Common Stock to the holders of the Series Preferred Stock in payment of accrued cash dividends as described in the Prospectus has been duly authorized by the Company and the shareholders of the

         Company in accordance with all agreements, documents, understandings and instruments affecting the rights, duties, responsibilities, obligations and/or privileges of holders of Series Preferred Stock or to which the Company is bound, including without limitation, the Restated Articles of Incorporation of the Company, including the Schedules thereto describing the designations, powers, preferences and rights of the Series Preferred Stock, and the Company's Third Restated By-laws, each as amended to date.

                  (hh) The Company has provided Josephthal with true copies of duly executed, legally binding and enforceable agreements pursuant to which each of the Company's officers, directors, stockholders and holders of securities exchangeable or exercisable for, convertible into, or evidencing any right to purchase or subscribe for, shares of Common Stock has agreed that, without the prior written consent of Josephthal, such person or entity will not directly or indirectly offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any legal or beneficial interest in any shares of Common Stock, any securities convertible into or exercisable or exchangeable for shares of Common Stock, or any warrants, options, or other rights to purchase, subscribe for, or otherwise acquire any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) until after thirteen (13) months after the effective date of the Registration Statement (collectively, the "Lock-up Agreements"). On or before the Closing Date, the Company shall have delivered instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.


         2.       Purchase, Sale, and Delivery of the
                  Shares and the Representative's Warrants.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell the Company Firm Shares to the several Underwriters, (ii) the Selling Stockholder agrees to sell the Selling Stockholder Firm Shares to the several Underwriters, and (iii) each Underwriter severally and not jointly, agrees to purchase from the Company and the Selling Stockholder, at a price of $____ per Share, the respective number of Firm Shares (to be adjusted by the Representatives to eliminate Fractional Shares) determined by multiplying the aggregate number of Firm Shares by a fraction the numerator of which is the aggregate number of Firm Shares set forth on Schedule A hereto opposite the name of such Underwriter, and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters, and in the event and to the extent that the Underwriters shall exercise the election to purchase any Option Shares as provided below, (A) the Selling Stockholder agrees to sell the Option Shares to the several Underwriters, and (B) each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a price of $____ per Share, that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Option Shares so elected to be exercised by a fraction the numerator of which is the aggregate number of Firm Shares set forth on Schedule A hereto opposite the name of such Underwriter, and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters.

                  (b) On the basis of the representations, warranties, covenants, and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the Underwriters, severally and not jointly to purchase all or any part of an additional 300,000 Shares of Common Stock at a price of $_______ per Share. The option granted hereby will expire 45 days after (i) the date on which the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares upon notice by the Underwriters to the Selling Stockholder setting forth the respective numbers and types of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by Josephthal, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by Josephthal and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                  (c) On the bases of the representations, warranties, covenants, and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Representative's Warrants to Josephthal, and Josephthal agrees to purchase the Representative's Warrants from the Company, for an aggregate purchase price of $125.00.


                  (d) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Josephthal at 200 Park Avenue, 24th Floor, New York, New York 10166, or at such other place as shall be agreed upon by Josephthal and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ___________, 1997, or at such other time and date as shall be agreed upon by Josephthal and the Company, but not less than three (3) nor more than seven (7) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above-mentioned office of Josephthal or at such other place as shall be agreed upon by Josephthal and the Selling Stockholder on each Option Closing Date as specified in the notice from Josephthal to the Selling Stockholder. Delivery of the certificates for the Firm Shares and the Option Shares, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Shares and the Option Shares, if any, to the order of the Company or the Selling Stockholder, as applicable, by wire transfer in the amount of the purchase price therefor in New York Clearing House funds. Certificates for the Firm Shares and the Option Shares, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Underwriters at such office or such other place as the Underwriters may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.


         3. Public Offering of the Firm Shares. As soon after the effective date of the Registration Statement as Josephthal deems advisable, the Underwriters shall make a public offering (the "Offering") of the Firm Shares (other than to residents of or in any jurisdiction in which qualification of the Firm Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. Josephthal may from time to time increase or decrease the Offering price of the Firm Shares after the distribution thereof has been completed to such extent as Josephthal, in its sole discretion, deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deems advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.


         4. Representations of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) All consents, approvals, authorization and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Selling Stockholder Firm Shares and the Option Shares hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

                  (b) This  Agreement  has been duly  authorized,  executed  and delivered by the Selling Stockholder and constitutes a valid and binding obligation of the Selling Stockholder, enforceable in accordance with its terms;

                  (c) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Selling Stockholder Firm Shares or the Option Shares by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions on its part contemplated by this Agreement, except such as have been obtained under the Act or the rules and regulations thereunder and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares;

                  (d) The sale of the Shares to be sold by the Selling Stockholder hereunder and the performance by the Selling Stockholder of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties is bound or affected, or violate or conflict with the Certificate of Incorporation or Limited Partnership, By-laws or partnership agreement of the Selling Stockholder or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the Selling Stockholder;

                  (e) The Selling Stockholder has, and at the Closing Date and any Option Closing Date will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code;

                  (f) The Selling Stockholder will not, directly or indirectly, offer, sell or otherwise dispose of any shares of Common Stock within thirteen (13) months after the date of the Prospectus otherwise than hereunder or with your express written consent;

                  (g) The Selling Stockholder has not taken and will not at any time take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares;

                  (h) To the extent that any statements or omissions made in the
         Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (i) The Selling Stockholder is not a member of or directly or indirectly an affiliate of or associated with any member of the NASD, except to the extent previously disclosed in writing to the Company and the Representatives.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         The Selling Stockholder specifically agrees that the obligations of the Selling Stockholder hereunder shall not be terminated by the operation of law, whether by the death or incapacity of the Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If the Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be dissolved, or if such corporation or partnership should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares to be sold by the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

         5. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and shall not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Firm Shares by the Underwriters of which Josephthal shall not previously have been advised and furnished with a copy, or to which Josephthal shall have objected or which is not in compliance with the Act, the Exchange Act and the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company shall advise Josephthal and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, or if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose,
         (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Firm Shares and the Option Shares for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company shall make every effort to obtain promptly the lifting of such order or suspension.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to Josephthal or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and
         (ii) the fifteenth business day after the effective date of the Registration Statement.

                  (d) The Company will give Josephthal notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use by the Underwriters in connection with the offering of the Shares that differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish Josephthal with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which Josephthal or Bingham, Dana & Gould LLP ("Underwriters' Counsel"), shall object.

                  (e) The Company shall endeavor in good faith, in cooperation with Josephthal, at or prior to the time the Registration Statement becomes effective, to qualify the Firm Shares and the Option Shares for offering and sale under the securities laws of such jurisdictions as Josephthal may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company shall, unless Josephthal agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                  (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Firm Shares and the Option Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company shall notify Josephthal promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company shall furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

                  (g) As soon as practicable, but in any event not later than 45 days after the end of the twelve-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to Josephthal, an earnings statement in the detail required by, and otherwise complying with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve consecutive months after the effective date of the Registration Statement.

                  (h) During a period of five years after the date hereof, the Company shall furnish to its stockholders and the Representatives, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and to the Representatives and, upon request, the stockholders, unaudited quarterly reports of earnings, and shall deliver to the Representatives:

                           (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the
                  Company  for  each  quarter  in  the  form  furnished  to  the
                  Company's stockholders and certified by the Company's principal financial or accounting officer;

                           (ii) concurrently with furnishing such annual reports
                  to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                           (iii) as soon as they are  available,  copies  of all
                  reports (financial or other) mailed to stockholders;

                           (iv) as soon as they  are  available,  copies  of all
                  reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                           (v) every press release and every  material news item
                  or article of interest to the financial community in respect of the Company or its affairs that was released or prepared by or on behalf of the Company; and

                           (vi) any  additional  information  of a public nature
                  concerning the Company (and any future subsidiaries) or its (or their) business that the Representative may request.

                  During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

                  (i) The Company shall maintain a Transfer Agent, and if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                  (j) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company shall furnish to the Representatives or by mail to the Underwriter's order, without charge, at such place as the Underwriters may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies shall be signed and shall include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may request for purposes contemplated by the Act.

                  (k) On or before the effective date of the Registration Statement, the Company shall provide Josephthal with true copies of additional duly executed, legally binding and enforceable Lock-Up Agreements for any additional officers, directors and stockholders of the Company and holders of the Company's securities exchangeable or exercisable for, convertible into, or evidencing any right to purchase or subscribe for, shares of Common Stock, pursuant to which such officers, directors, stockholders and option holders have agreed that, without the prior written consent of Josephthal, such person or entity will not directly or indirectly offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any legal or beneficial interest in any shares of Common Stock, any securities convertible into or exercisable or exchangeable for shares of Common Stock, or any warrants, options, or other rights to purchase, subscribe for, or otherwise acquire any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) until at least thirteen (13) months after the effective date of the Registration Statement. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. During the thirteen-month period commencing with the effective date of the Registration

         Statement, the Company shall not, without the prior written consent of Josephthal, sell, contract, or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any warrants, options, or other rights with respect to any shares of Common Stock, except for (x) the issuance of options to purchase shares of Common Stock pursuant to stock option plans described in the Prospectus or approved by the Board of Directors prior to the date hereof, copies of which have been provided to the Underwriters, provided that no more than 371,590 such options may be so granted, and none of such options shall be issued with an exercise or strike price which is less than the greater of (a) the public offering price of the Shares set forth herein, or (b) the fair market value of the underlying Common Stock on the date of grant, or (y) shares of Common Stock which may be issued (i) to the holders of the Series Preferred Stock upon the conversion of such shares into shares of Common Stock in accordance with the terms of such Series Preferred Stock or in payment of accrued cash dividends on such Series Preferred Stock as described in the Prospectus, (ii) upon the exercise of stock options or warrants outstanding on the date hereof and described in the Prospectus, (iii) upon the conversion of that certain Convertible Promissory Note of the Company, dated as of October 30, 1996, in the aggregate principal of $7,863,000, (iv) upon the exercise of options granted under stock option or stock incentive plans that have been adopted by the Board of Directors on or before the date hereof and copies of which have been provided to the Representatives, provided, that any such options granted after the dates hereof comply with the provisio to clause (y) above, and (v) 2,000 shares of Common Stock in the aggregate to be issued to director-elects of the Company as described in the Prospectus (the "Director Shares").

                  (l) None of the Company,  nor any of its officers,  directors, or stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company, provided, however, that no representation is given with respect to actions taken or that may be taken by the Underwriters.

                  (m) The Company shall apply the net proceeds from the sale of the Firm Shares and Option Shares in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                  (n) The Company shall timely file all such reports, forms, and other documents (including without limitation a Form SR as may be required pursuant to Rule 463 under the Act) from time to time under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed shall comply in all material respects as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

                  (o) The Company shall furnish to the Representatives as early as practicable prior to each of the date hereof, the Closing Date, and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Prospectus) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to subsections 6(j), 6(l) and 6(k) hereof.

                  (p) The Company shall cause the Shares to be quoted on NNM or any national securities exchange registered under Section 6 of the Exchange Act and, for a period of seven (7) years from the date hereof, shall use its best efforts to maintain the NNM quotation of the Common Stock (to the extent outstanding).

                  (q) For a period of three (3) years from the Closing Date, the Company shall furnish to the Representatives, upon the request of the Representatives and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and (ii) the list of holders of all of the Company's securities.

                  (r) The Company shall, as soon as practicable, (i) but in no event less than 5 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Firm Shares and Option Shares and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions or Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

                  (s) The Company hereby agrees that it will not for a period of thirteen (13) months from the effective date of the Registration Statement, adopt, propose to adopt, or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement (with the exception of the Company's 1991 Stock Option Plan, 1994 Stock Option Plan or 1997 Equity Incentive Plan, hereinafter referred to as the "Existing Plans"), permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company, other than the Director Shares, (i) in an amount greater than an aggregate of 932,679 shares (including shares subject to options or other grants, or available for options or other grants, or issued after December 31, 1996 pursuant to options granted under the Existing Plans), of Common Stock (including securities convertible into or exchangeable for shares of Common Stock), (ii) at an exercise price that is less than the greater of (a) the public offering price of the Shares set forth herein and (b) the fair market value on the date of grant or sale, (iii) upon payment for such securities with any form of consideration other than cash or Common Stock, or (iv) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on or before the date of issuance. Neither during such thirteen month period shall the Company adopt or permit the existence of any stock appreciation rights, phantom options or similar arrangements with respect to the Common Stock.

                  (t) Until the completion of the distribution of the Firm Shares, the Company shall not without the prior written consent of Josephthal and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                  (u) For a period of seven (7) years from the date hereof, the Company shall not take any action or actions that might prevent or disqualify the Company's use of Form's S-l and S-3 (or other appropriate form) for the registration under the Act of any shares of Common Stock which may be owned by Josephthal.

                  (v) From the effective date of the Registration Statement until the third anniversary of the Closing Date, Josephthal shall have the right to designate one (1) individual for election to the Board of Directors of the Company (the "Board"), and the Company shall use its best efforts to cause any person so designated for election to be elected as a director of the Company. In the event Josephthal shall not have designated such individual at the time of any meeting of the Board or such person is unavailable to serve, (i) the Company shall notify Josephthal of each meeting of the Board, and (ii) an individual selected by Josephthal shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for their reasonable and documented out-of-pocket expenses incurred in connection with his service on, or attendance of meetings of, the Board.

                  (w) The Company agrees that in the event of the sale or merger of the Company, any significant subsidiary thereof, or any significant assets thereof (each a "Transaction"), prior to the Closing Date, the Company shall pay Josephthal a fee of 5% of the Legal Consideration (as hereinafter defined) of the first $5 million of the Transaction and 2% of the Legal Consideration which exceeds $5 million. For purposes of this Section 4(w), "Legal Consideration" is defined as the total market value on the day of closing of stock, cash, assets and all other property (real or personal, tangible or intangible) exchanged or received, directly or indirectly by the Company or any of its security holders in connection with any Transaction, including without limitation any excess above market amounts paid or received pursuant to any employment agreement, any excess above market amounts paid or received pursuant to any consulting agreement, any excess above market amounts paid or received pursuant to any covenant not to compete, any excess above market amounts paid or received pursuant to any earn-out or contingent payment right or similar arrangement, agreement or understanding, whether oral or written, associated with such Transaction. Property shall be valued for this purpose at the fair market value thereof as agreed to by the parties hereto or if the parties are unable to agree, as determined by a mutually acceptable independent appraiser, the cost of which shall be borne by the Company. Securities which are publicly traded shall be valued at the closing price of such securities as reported on a national exchange or NNM if so listed or quoted, or if not so listed or quoted, the average of the closing ask prices, as reported by NASDAQ, in either event for the last day prior to the closing date of such Transaction; if the securities are not so listed or quoted, the securities shall be valued in the same manner as property described above. All debt instruments or evidences thereof and all amounts payable to shareholders pursuant to any employment agreements, consulting agreements, covenants not to compete, earn-out or contingent payment rights or other similar agreements, arrangements or understanding shall be valued at the aggregate amount payable thereunder. All amounts payable pursuant to this Section 4(w) hereof are due and payable to Josephthal, in cash or by certified check, at the closing or closings of any Transaction or when received by the Company, if later. In the event of a conflict or inconsistency among the fees to be paid by the Company pursuant to that certain Financial Advisory Agreement dated as of June 24, 1996, by and between the Company and Josephthal (the "Financial Advisory Agreement"), and this Agreement, the higher fee shall apply.

                  (x) The Company agrees that it shall not, without the prior consent of Josephthal, grant to any person any rights which are exercisable during the period ending thirteen (13) months from the effective date of the Registration Statement, or modify any rights previously granted to any person so as to cause the Company to register any securities of the Company with the Commission within the period ending thirteen (13) months from the effective date of the Registration Statement.


         6. Covenants of the Selling Stockholder. The Selling Stockholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares to be sold by the Selling Stockholder hereunder and the fees and expenses, if any, of counsel and accountants retained by the Selling Stockholder. The Company agrees with the Selling Stockholder to pay all costs and expenses incident to the performance of the obligations of the Selling Stockholder under this Agreement (except as set forth above), including, but not limited to, all expenses incident to the delivery of the certificates for the Shares to be sold by the Selling Stockholder, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares to be sold by the Selling Stockholder under the state securities or Blue Sky laws, all filing fees and the reasonable fees and expenses of counsel for the Underwriters payable in connection with the review of the offering of the Shares by the NASD, and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto; provided that the Selling Stockholder agrees to pay or cause to be paid its pro rata share (based on the percentage which the number of Shares sold by the Selling Stockholder bears to the total number of Shares sold) of all underwriting discounts, commissions and expenses.


         7.       Payment of Expenses.

                  (a) The Company hereby agrees to pay, on each of the Closing Date and each Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees and expenses of Underwriters' Counsel, except as provided in clauses (iv) and (x) below) incident to the performance of the obligations of the Company under this Agreement, including without limitation (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery, and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto), and delivery of this Agreement, any Agreement among Underwriters, Selected Dealer Agreements, and related documents entered into in connection with the Offering, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance, and delivery of the Shares including without limitation (A) the purchase by the Underwriters or the Representatives, as the case may be, of the Firm Shares, the Option Shares, and the Representative's Shares, (B) the consummation by the Company of any of its obligations under this Agreement and (C) resale of the Firm Shares and the Option Shares by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Shares under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum," and the "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, which such expenses shall not exceed $15,000, (v) advertising costs and expenses of both the Company and the Representatives, including without limitation all costs and expenses in connection with the "road show," information meetings, and
         presentations,   bound   volumes   and   prospectus   memorabilia   and
         "tomb-stone" advertisement expenses, (vi) costs and expenses in connection with Company counsel's due diligence investigations, including without limitation the fees of any independent counsel or consultant retained, (vii) fees and expenses of the Transfer Agent and Registrar,
         (viii) the fees payable to the Commission and the NASD, (ix) the fees and expenses incurred in connection with the quotation of the Shares on NNM and any other exchange, and (x) any and all reasonable due diligence fees and expenses of the Underwriters incurred in connection with any intellectual property matters in connection with the offering which shall not exceed $15,000.

                  (b) If this  Agreement is  terminated by the  Underwriters  in accordance with the provisions of Section 8, Section 12(a) or Section 14, the Company shall reimburse and indemnify the Representatives for all of their reasonable and documented out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 7(c) hereof; provided, however, that if this Agreement is terminated by the Underwriters in accordance with Section 12(a), the total amount of such reimbursement and indemnification of the Representatives' expenses shall not exceed $50,000.

                  (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 7, it shall pay to the Representatives on the Closing Date by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated hereby a non-accountable expense allowance equal to three quarters of one percent (.75%) of the gross proceeds received by the Company from the sale of the Firm Shares. In the event the Representatives elect to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Representatives on each Option Closing Date (by certified or bank cashier's check or, at the Representatives' election, by deduction from the proceeds of the Offering) a non-accountable expense allowance equal to three quarters of one percent (.75%) of the gross proceeds from the sale of the Option Shares sold on such Option Closing Date.


         8. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholder herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Selling Stockholder on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 12:00 Noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by Josephthal, and at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to Josephthal of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                  (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that, in the Representatives' opinion, is material, or omits to state a fact that, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact that, in the Representatives' opinion, is material, or omits to state a fact that, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On or prior to the Closing Date, the Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the Registration Statement, the Prospectus, and other related matters as the Representatives may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (d) At Closing Date, the Underwriters shall have received the favorable opinion of Gadsby & Hannah LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in the form attached hereto as Exhibit 2.

                  (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Gadsby & Hannah LLP, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, confirming as of Option Closing Date the statements made by such counsel in its opinion delivered on the Closing Date.

                  (f) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, or conditions of the Company, or herein contained.

                  (g) On the Closing Date and each Option Closing Date, Hutchins, Wheeler & Dittmar, P.C., counsel to the Selling Stockholder, shall have furnished to you their written opinion, dated such date, in the form attached hereto as Exhibit 3:


                  (h) Prior to the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change, or any development involving a prospective adverse change, in the business, condition (financial or otherwise), operations, results of operations, earnings, assets, prospects, properties, position or value of the Company, whether or not in the ordinary course of business, from the latest dates as of which such are set forth in the Registration
         Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus that is materially adverse to the Company; (iii) the Company shall not be in material default under any provision of any instrument relating to any outstanding indebtedness; (iv) except as is described in or contemplated by the Prospectus, for shares of Common Stock which may be issued (A) to the holders of the Series Preferred Stock upon conversion of, and in payment of accrued cash dividends on, such Series Preferred Stock, or (c) upon the exercise of option or warrants to purchase Common Stock outstanding at September 30, 1996, as described in the Prospectus, the Company shall not have issued any securities (other than the Firm Shares, the Option Shares and the Director Shares) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock or any material change in the debt (long or short term) or liabilities (other than in the ordinary course of business, none of which are individually, or in the aggregate, material) or material obligations of the Company contingent or otherwise; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or involving or affecting its business or properties, before or by any court or federal, state or foreign commission, board, or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, condition (financial or otherwise), operations, results of operations, earnings, assets, prospects, properties, position or value of the Company, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened, or contemplated by the Commission.

                  (i) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company, signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct, as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                           (ii) No stop order  suspending the  effectiveness  of
                  the  Registration  Statement  or any  part  thereof  has  been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such persons knowledge, after due inquiry, are contemplated or threatened under the Act;

                           (iii) The  Registration  Statement and the Prospectus
                  and each amendment and each supplement thereto, if any, contain all material statements and information required to be included therein, and none of the Registration Statement, the Prospectus, or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as is described in or contemplated by the Prospectus: (a) the Company has not incurred, up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) except for shares of Common Stock which may be issued to the holders of the Series

                  Preferred Stock in payment of accrued cash dividends on such Series Preferred Stock, as described in the Prospectus, the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or debt (long or short-term) of the Company (other than in the ordinary course of business, none of which are individually or in the aggregate, material); (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (f) there is no litigation pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party of it that is required to be set forth in an amended or supplemented Prospectus and that has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been set forth.

         References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

                  (j) By the Closing Date, the  Underwriters  will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                  (k) At the time this Agreement is executed, the Underwriters shall have received a letter from Coopers & Lybrand L.L.P. dated such date, addressed to the Underwriters and in form and substance satisfactory in all respects to the Underwriters and Underwriters'
         Counsel:

                           (i) Confirming  that they are  independent  certified
                  public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                           (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company as of December 31, 1995, and September 30, 1996 and for the year or, in the case of the period ending September 30, 1996, the nine months, then ended, included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon such opinion with respect to such financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that, on the basis of a limited  review
                  which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable
                  accounting   requirements   of  the  Act  and  the  Rules  and
                  Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, or any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the September 30, 1996 balance sheets included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from September 30, 1996 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues or net earnings of the Company or decrease in net earnings per common share of the Company, in each case as compared with the corresponding period beginning October 1, 1995 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                           (iv) setting forth, at a date not later than five (5)
                  days prior to the effective date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

                           (v) stating that they have compared  specific  dollar
                  amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement: and

                           (vi) statements as to such other matters  incident to
                  the transaction contemplated hereby as the Representatives may request.

                  (l) At the time this Agreement is executed, the Underwriters shall have received a letter from KPMG Peat Marwick LLP, dated such date, addressed to the Underwriters and in form and substance satisfactory in all respects to the Underwriters and Underwriters'
         Counsel:

                           (i) Confirming  that they are  independent  certified
                  public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                           (ii)  stating  that  it is  their  opinion  that  the
                  financial statements and supporting schedules of the Company as of December 31, 1993 and 1994 and for the years then ended, included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon such opinion with respect to such financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that they have compared specific dollar
                  amounts, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement: and

                           (iv) statements as to such other matters  incident to
                  the transaction contemplated hereby as the Representatives may request.

                  (m) At the time this Agreement is executed, the Underwriters shall have received a letter from Ernst & Young LLP, dated such date, addressed to the Underwriters and in form and substance satisfactory in all respects to the Underwriters and Underwriters' Counsel:

                           (i) Confirming  that they are  independent  certified
                  public accountants with respect to Advanced Textiles, Inc. ("ATI") within the meaning of the Act and the applicable Rules and Regulations;

                           (ii) stating that it is their opinion that the financial statements and supporting schedules of ATI as of September 28, 1996 and September 30, 1995, and for each of the three years in the period ended September 28, 1996 included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon such opinion with respect to such financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that, on the basis of a limited  review
                  which included a reading of the latest available unaudited interim financial statements of ATI, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of ATI, consultations with officers and other employees of ATI responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that the unaudited financial statements and supporting schedules of ATI included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of ATI included in the Registration Statement;

                           (iv) stating that they have compared  specific dollar
                  amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to ATI set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of ATI and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement: and

                           (v) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

                  (n) At Closing Date and each Option Closing Date, if any, the Underwriters shall have received from each of KPMG Peat Marwick LLP, Coopers & Lybrand, L.L.P. and Ernst & Young LLP letters, dated as of the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm that the statements made in the letters furnished pursuant to subsections (k), (l) or (m), as applicable, of this Section, except that the specified date referred to therein as of which the examination made by them as described therein shall be a date not more than five days prior to Closing Date or such Option Closing Date, as the case may be, and if the Company has elected to rely on Rule 430A of the Rules and Regulations, such letter shall also contain such statements as to procedures and results in connection therewith as the Representatives may request.

                  (o) The Company shall have delivered to the Representatives a letter from each of KPMG Peat Marwick and Coopers & Lybrand L.L.P. addressed to the Company stating that they have not during the immediately preceding two year period brought to the attention of the Company's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

                  (p) The Company shall have delivered to the Representatives a letter from Ernst & Young LLP addressed to ATI stating that they have not during the immediately preceding two year period brought to the attention of the ATI's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

                  (q) On or before the Closing Date, the Underwriters shall have received the favorable opinion of Fish & Richardson, special counsel to the Company, dated the Closing Date, addressed to the Underwriters, in form and substance satisfactory to Underwriter's Counsel, and in substantially the form attached hereto as Exhibit 4.

                  (r) On each of Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts, certificates representing the appropriate number of Firm Shares or Option Shares, as the case may be.

                  (s) No order suspending the sale of the Securities in any jurisdiction designated by the Representatives pursuant to subsection
         (e) of Section 4 hereof
         shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                  (t) The Selling Stockholder shall have furnished or caused to be furnished to you at the Closing Date and any Option Closing Date certificates of the Selling Stockholder dated as of the Closing Date or such Option Closing Date, as the case may be, satisfactory to you, as to the accuracy of the representations and warranties of the Selling Stockholder, herein at and as of such date, as to the performance by the Selling Stockholder of all of its obligations hereunder to be performed at or prior to such date, and as to such other matters as you may reasonably request.

                  (u) On or before Closing Date, the Common Stock shall have been duly approved for quotation on NNM, subject to official notice of issuance.

                  (v) On or before Closing Date, there shall have been delivered to the Underwriters all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions that have not been fulfilled or extend the time for their fulfillment.

         9.       Indemnification.

                  (a) The Company hereby agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 9 "Underwriters" shall include the officers, directors, partners, employees, agents, and counsel of each Underwriter), and each person, if any, who controls such Underwriter (each a "controlling person") within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses, or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all reasonable and documented expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever), as such are incurred to which the Underwriters or such controlling person may become subject under the Act, the Exchange Act, or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement or prospectus in which is included securities of the Company issued or issuable upon exercise of the Firm Shares or the Option Shares; or (iii) in any application or other document or written communication (in this Section 9 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Firm Shares or the Option Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, NNM or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

                  The indemnity agreement in this subsection (a) shall be in addition to any other theory of liability that the Company may have at common law or otherwise.

                  (b) The Selling Stockholder hereby agrees to indemnify and hold harmless each of the Underwriters and each controlling person within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses, or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all reasonable and documented expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever), as such are incurred upon presentation of reasonably satisfactory invoices in respect thereof, to which the Underwriters or such controlling person may become subject under the Act, the Exchange Act, or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); or (ii) in any post-effective amendment or amendments or any new registration statement or prospectus in which is included securities of the Company issued or issuable upon exercise of the Firm Shares or the Option Shares; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in any Preliminary Prospectus, the Registration
         Statement or Prospectus, or any amendment thereof or supplement thereto, as the case may be, provided, however, that the total liability of the Selling Stockholder under the indemnity agreement in this Section 9 shall not exceed the lesser of

         (i) that percentage of the total amount of such losses, claims, damages or liabilities indemnified under this Section 9 which equals the percentage obtained by dividing the total number of Shares sold by the Selling Stockholder by the total number of Shares sold hereunder, or
         (ii) the total initial public offering price of the Shares sold by the Selling Stockholder under this Agreement, less underwriters' discounts and commissions.

                  The indemnity agreement in this subsection (b) shall be in addition to any other theory of liability that the Selling Stockholder may have at common law or otherwise, provided that the total liability of the Selling Stockholder shall not exceed the amounts as limited above. In addition, the indemnity and contribution obligations of the Selling Stockholder under this Section 9 shall terminate without recourse to the partners thereof with respect to any claim not made with respect thereto prior to December 31, 1998.

                  (c) Each of the Underwriters agree severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each other person, if any, who controls the Company within the meaning of the Act, and the Selling Stockholder, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the
         Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

                  The indemnity agreement in this subsection (c) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

                  (d) Promptly after receipt by an indemnified  party under this
         Section 9 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this
         Section 9, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except and only to the extent that it has been actually materially prejudiced by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable and documented fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 9 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent unless such consent was unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fact, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) In order to provide for just and equitable contribution in
         any  case  in  which  (i)  an   indemnified   party   makes  claim  for
         indemnification pursuant to this Section 9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of this Section 9 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Firm Shares and the Option Shares, or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses, or liabilities, as well as any other relevant equitable considerations. In any case where the Company or the Selling Stockholder is a contributing party and the Underwriters are the indemnified party, the relative benefits received by each of the Company or the Selling Stockholder on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or by the Underwriters, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subparagraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this paragraph (e), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the
         Underwriters hereunder and the Selling Stockholder shall not be required to contribute any amount in excess of the net proceeds received by the Selling Stockholder in connection with the sale of shares to the Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed any registration statement included in the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (e), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (e), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities that any indemnifying party may have at common law or otherwise.

                  (f) In the event that any of the Underwriters suffers any losses, claims, damages, expenses or liabilities which may be the subject of an indemnification claim under Section 9(a) of this Agreement or a contribution claim under Section 9(e) of this Agreement, the Underwriters agree to use all reasonable diligence to pursue any such claims against the Company. Except with respect to claims based on written information provided by the Selling Stockholder expressly for inclusion in any Preliminary Prospectus, the Registration Statement or Prospectus, to the extent that any of the Underwriters is able to recover the full amount of such indemnification or contribution claim (including without limitation reimbursement of expenses) from the Company, the Underwriters agree not to pursue recovery for such amounts from the Selling Stockholder under Sections 9(b) and 9(e) hereof and will promptly reimburse the Selling Stockholder for any amounts previously paid (including without limitation any amounts paid in reimbursement of expenses) to any of the Underwriters under Sections 9(b) or 9(e) with respect to such claim.

         10. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the applicable Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and respective indemnity agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriters, the Selling Stockholder, the Company, or any controlling person of any Underwriters, the Selling Stockholder or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Firm Shares, Option Shares and Representative's Warrants to the Underwriters and Josephthal, as the case may be.


         11. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as Josephthal, in its discretion, shall release the Shares for the sale to the public; provided, however, that the provisions of Sections 7, 9 and 12 of this Agreement shall at all times be effective. For purposes of this Section 11, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriters of telegrams to securities dealers releasing such shares for offering or the release by Josephthal for publication of the first newspaper advertisement that is subsequently published relating to the Shares.


         12.      Termination.

                  (a) Subject to subsection (b) of this Section 12, the Representatives shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has disrupted, or in the Representatives' opinion will in the immediate future disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if a moratorium in foreign exchange trading has been declared; or (vii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act that, whether or not such loss shall have been insured, will, in the Representatives' opinion, make it inadvisable to proceed with the delivery of the Shares; or (viii) if there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representatives' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Shares.

                  (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section l2(a), the Company shall promptly reimburse and indemnify the Underwriters for all of its reasonable and documented expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriters in an amount not to exceed $50,000. Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriters, by reason of any failure on the part of the Company or the Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement by them to be performed or satisfied (including without limitation pursuant to Sections 8 or 14 hereof) then, the Company shall promptly reimburse and indemnify the Representatives for all reasonable and documented expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 7(c) hereof including the Blue Sky counsel fees and expenses and Blue Sky funding fees limited as set forth in
         Section 7(b) above. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including without limitation pursuant to Sections 8, 12, 13, and 14 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Sections 7 and 9 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.


         13. Substitution of Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8, Section 12 or Section 14 hereof) to purchase the Firm Shares or the Option Shares that it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), Josephthal shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Josephthal shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

         No action taken pursuant to this Section 13 shall relieve any defaulting Underwriters from liability in respect of any default by such Underwriters under this Agreement.

         In the event of any such default that does not result in a termination of this Agreement, Josephthal shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.


         14. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Shares that it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Sections 7, 9, and 12 hereof. No action taken pursuant to this Section 14 shall relieve the Company from liability, if any, in respect of such default.


         15. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters at Josephthal Lyon & Ross Incorporated, 200 Park Avenue - 24th Floor, New York, New York 10166, Attention: Scott A. Weisman; with a copy to Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110,
Attention: Victor J. Paci, Esq. Notices to the Company shall be directed to the Company at 43 Bibber Parkway, Brunswick, Maine 04011, Attention: John O'Sullivan, Chief Financial Officer, with a copy to Gadsby & Hannah LLP, 225 Franklin Street, Boston, Massachusetts 02110, Attention: Walter D. Wekstein, Esq. and Marianne Gilleran, Esq. Notices to the Selling Stockholder shall be directed to: North Atlantic Ventures, 70 Center Street, Portland, Maine 04101; with a copy to Hutchins, Wheeler & Dittmar, P.C., 101 Federal Street, Boston, Massachusetts 02110, Attention: Harry A. Hanson, III, Esq.


         16. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the other indemnities referred to in Section 9 hereof, and their respective successors, legal representatives, and assigns, no other person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Shares from the Underwriters shall be deemed to be a successor by reason merely of such purchase.


         17. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to choice of law or conflict of laws principles.


         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same agreement.

         19. Entire Agreement; Amendments. This Agreement, the Representative's Warrant Agreement, and the Financial Advisory Agreement, constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings, and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing signed by the Underwriters and the Company.

                            [Signature page follows.]

         If the foregoing correctly sets forth the understanding among the Underwriters, the Selling Stockholders and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   BRUNSWICK TECHNOLOGIES, INC.



                                   By:
                                      ------------------------------
                                     Name:
                                     Title:

                                   THE SELLING STOCKHOLDER

                                   NORTH ATLANTIC VENTURE FUND,
                                   Limited Partnership

                                   By:      North Atlantic Capital Partners,
                                            Limited Partnership, General Partner


                                   By:
                                      ------------------------------
                                     Name:
                                     Title: General Partner


Confirmed and accepted
as of the date first above written:

JOSEPHTHAL LYON & ROSS INCORPORATED
SOUTHWEST SECURITIES, INC.
         For themselves and as Representatives
         of the several Underwriters
         named in Schedule A hereto

BY:      JOSEPHTHAL LYON & ROSS INCORPORATED


By:
   ---------------------------------
    Name:
    Title:

                                   SCHEDULE A



                                                                 Number of Firm
                                                                   Shares to
          Name of Underwriters                                    be Purchased
          --------------------                                    ------------

          Josephthal Lyon & Ross
            Incorporated.....................................

          Southwest Securities, Inc..........................
















                                                                      ---------
          TOTAL:                                                      2,000,000